UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2011
Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 240-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On October 19, 2011, Impax Laboratories, Inc. (the “Company”) reached agreement with Abbott Laboratories and Fournier Laboratories Ireland Ltd. to settle pending patent litigation relating to its generic versions of TRILIPIX® (choline fenofibrate) delayed release capsules, 45 mg and 135 mg. As a result of this settlement, the litigation will be dismissed.
The Company believes that it is the first to file an ANDA with a paragraph IV certification with respect to TRILIPIX® 45 mg and 135 mg capsules, and expects to be entitled to 180 days of market exclusivity prior to the launch of additional ANDA products. Under the settlement agreement, the Company can launch its generic versions of 45 mg and 135 mg choline fenofibric acid products on January 1, 2014, or as early as July 15, 2013 under certain circumstances delineated in the settlement agreement. Upon the agreed-upon launch date, Global Pharmaceuticals, Impax’s generic division, intends to commercialize the products.
This Current Report on Form 8-K and the information in this Item 7.01 hereof will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless expressly identified therein as being specifically incorporated therein by reference.
“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:
To the extent any statements made in this Current Report on Form 8-K contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the effect of current economic conditions on the Company’s industry, business, financial position and results of operations, the ability to maintain an effective system of internal control over financial reporting, fluctuations in revenues and operating income, the ability to successfully develop and commercialize pharmaceutical products, reductions or loss of business with any significant customer or a reduction in sales of any significant product, the impact of competition, the ability to sustain profitability and positive cash flows, any delays or unanticipated expenses in connection with the operation of the Taiwan facility, the effect of foreign economic, political, legal and other risks on operations abroad, the uncertainty of patent litigation, consumer acceptance and demand for new pharmaceutical products, the difficulty of predicting Food and Drug Administration filings and approvals, the inexperience of the Company in conducting clinical trials and submitting new drug applications, the ability to successfully conduct clinical trials, reliance on alliance and collaboration agreements, the availability of raw materials, the ability to comply with legal and regulatory requirements governing the pharmaceuticals and healthcare industries, the regulatory environment, the ability to protect the Company’s intellectual property, exposure to product liability claims and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2011	IMPAX LABORATORIES, INC.
	By:	/s/ Arthur A. Koch, Jr.
		Name:	Arthur A. Koch, Jr.
		Title:	Executive Vice President, Finance, and Chief Financial Officer